FORM 8-K - CURRENT REPORT

             (As last amended in Rel. No. 34-36968, eff. 08/13/92.)

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15 (D) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported)     February 7, 1997
                                                __________________________

                              Blessings Corporation
_______________________________________________________________________________
             (Exact name of registrant as specified in its charter)

   Delaware                            1-4684                13-5566477
_______________________________________________________________________________
(name or other jurisdiction         (commission             (IRS employer
  of incorporation)                 file number)          identification no.)

    200 Enterprise Drive, Newport News, VA               23603
_______________________________________________________________________________
   (address of principal executive offices)            (zip code)

Registrant's telephone number, including area code        (757) 887-2100
                                                   __________________________

_______________________________________________________________________________
  (former name or former address, if changed since last report.)


                        ________________________________


Item 5.           Other Events

                  See the press release dated February 6, 1997, disclosing the Board of Directors voted not to declare a quarterly dividend on its common stock effective with the quarterly dividend otherwise payable on March 1, 1997.

CONTACT: James P. Luke
                  Executive Vice President
                  Chief Financial Officer


                              FOR IMMEDIATE RELEASE


         NEWPORT NEWS, VIRGINIA, FEBRUARY 6, 1997. Blessings Corporation (AMEX Symbol BCO) announced today that its Board of Directors voted not to declare a quarterly dividend on its common stock effective with the quarterly dividend otherwise payable on March 1, 1997. The previous quarterly dividend of $.10 per share was paid on December 1, 1996.

         Concurrently, the Company announced plans to acquire up to 1,000,000 shares of its common stock in a new and expanded Stock Buyback Program. The Company reported that the program provides for the purchase of shares of the Company's common stock from time to time in the open market, or in privately negotiated transactions, in amounts and at prices the Company, in its sole judgment, deems appropriate.

         Mr. John W. McMackin, Chairman of the Board of Blessings, in discussing the announcement stated that: "After careful deliberation, the Board of Directors has concluded that significant investment opportunities are available to the Company which should enhance shareholder value more effectively than cash dividend payments. These opportunities include internal expansion projects, as well as the buyback of Blessings common stock for employee benefit plans and other corporate purposes." Mr. McMackin also noted that: "In recent years, Blessings has become increasingly growth oriented and has committed considerable capital investment in pursuit of new products, new processes and new markets. We believe that shareholders readily recognize that investment in pursuit of growth opportunities, and the purchase of Blessings common stock, is clearly in the long-term best interests of the Company and overall shareholder value."

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Registrant:
                           ___________

                           BLESSINGS CORPORATION



                           By:           /s/  James P. Luke
                                      _______________________________________
                                      James P. Luke, Executive Vice President
                                      Secretary/Treasurer

Date:    February 7, 1997